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                                                                    EXHIBIT 99.7

PROXY

                              CONDUCTUS, INC. PROXY
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 17, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of CONDUCTUS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and proxy statement/prospectus, each dated November 20, 2002, and hereby appoints Charles E. Shalvoy and Ron Wilderink each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of CONDUCTUS, INC. to be held on December 17, 2002 at 10 a.m. local time, at the principal executive offices of CONDUCTUS, INC. located at 969 West Maude Avenue, Sunnyvale, California 94085 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

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                                                PLEASE MARK YOUR VOTE AS     [X]
                                                INDICATED IN THIS EXAMPLE

                                                                           FOR          AGAINST        ABSTAIN
1.   TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER BY AND          [ ]            [ ]            [ ]
     AMONG CONDUCTUS, INC., SUPERCONDUCTOR TECHNOLOGIES INC. AND STI
     ACQUISITION INC., DATED AS OF OCTOBER 10, 2002, AND TO APPROVE
     THE MERGER PROVIDED FOR THEREIN.

                                                                           FOR          AGAINST        ABSTAIN
2.   TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE          [ ]            [ ]            [ ]
     THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

SIGNATURE(s)____________________________________     DATED____________, 2002


THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

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